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                                                                    EXHIBIT 4(d)

                              CERTIFICATE OF TRUST

            The undersigned, the trustees of TARGETS TRUST V, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. ss. 3810, hereby certify as follows:

            (a) The name of the business trust being formed hereby (the "Trust") is "TARGETS TRUST V".

            (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

            Chase Manhattan Bank Delaware
            1201 Market Street
            Wilmington, Delaware  19801

            (c) This Certificate of Trust shall be effective as of the date of filing.

Dated: January 22, 1999


                                       /s/ Michael J. Day
                                       -----------------------------------------
                                       Name:  Michael J. Day, as Regular
                                              Trustee

                                       /s/ Charles W. Scharf
                                       -----------------------------------------
                                       Name:  Charles W. Scharf, as Regular
                                              Trustee


                                       CHASE MANHATTAN BANK DELAWARE,
                                       as Delaware Trustee

                                       By: /s/ Denis Kelly
                                          --------------------------------------
                                          Name: Denis Kelly
                                          Title: Trust Officer


                                       SALOMON SMITH BARNEY HOLDINGS INC., as
                                       Sponsor

                                       By: /s/ Michael J. Day
                                          --------------------------------------
                                          Name: Michael J. Day